Exhibit 99.1

             BANCFIRST CORPORATION REPORTS FIRST QUARTER EARNINGS

    OKLAHOMA CITY, April 27 /PRNewswire-FirstCall/ -- BancFirst Corporation (Nasdaq: BANF) reported net income of $10.9 million or $0.68 diluted earnings per share for the first quarter of 2006. These results were unchanged from results reported for the first quarter a year ago. However, last year's results included $325,000 (after tax) of additional federal tax credits.

    Net interest income was $34.6 million, an increase of $2.9 million, or 9.1% over the first quarter of 2005. The Company's net interest margin improved to 4.77%, up from 4.67% a year ago. The increase is a result of the loan growth of $159 million from first quarter in 2005, combined with rising interest rates. The loan loss provision was $681,000 down $111,000 from the same period a year ago. Nonperforming loans and net charge-offs remain at historically low levels. Noninterest income totaled $13.4 million, an increase of $1.1 million or 8.6%. Noninterest expenses were $30.3 million, an increase of $3.3 million. The increase in noninterest expense is due primarily to expansion, marketing and the acquisition of Park State Bank, Nicoma Park. For the first quarter of 2006, the Company's tax expense was $6.2 million up from $5.4 million a year ago due largely to federal tax credits on certain loan transactions in 2005. The effective tax rate rose to 36.1% from 33.1% last year.

    The Company reported it was again recognized by Mergent's Dividend Achievers for 2006 as a company that has successfully delivered dividend increases to shareholders for 10 or more consecutive years. Just 3% of U.S. publicly listed companies met the criteria to be recognized as a Dividend Achiever. Last year marks the thirteenth consecutive year that BancFirst has had dividend increases of 10% or more.

    At March 31, 2006 the Company had total assets of $3.4 billion. Loans totaled $2.3 billion and deposits were $2.9 billion. The Company's stockholders equity was $311 million, or 9.25% of total assets.

    BancFirst Corporation is an Oklahoma based financial services holding company. The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 85 banking locations serving 47 communities across Oklahoma.

    The Company may make forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. Forward-looking statements include estimates and give management's current expectations or forecasts of future events. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.

                              BancFirst Corporation
                        Summary Financial Information
     (Dollars in thousands, except per share and share data - Unaudited)

                                                      2006
                          ------------------------------------------------------------       Year-
                               Q1              Q2              Q3            Q4             To-Date
                          ------------    ------------    ------------    ------------    ------------
Income Statement Data:
Net interest income       $     34,601                                                    $     34,601
Provision for loan
 losses                            681                                                             681
Securities transactions            ---                                                             ---
Total noninterest
 income                         13,409                                                          13,409
Salaries and employee
 benefits                       17,618                                                          17,618
Total noninterest
 expense                        30,292                                                          30,292
Net income                      10,881                                                          10,881
Per Common Share Data:
Net income-basic                  0.69                                                            0.69
Net income-diluted                0.68                                                            0.68
Cash dividends
 declared                         0.16                                                            0.16
Common shares
 outstanding                15,687,840                                                      15,687,840
Average common
 shares outstanding -
   Basic                    15,666,676                                                      15,666,676
   Diluted                  16,045,822                                                      16,045,822
Performance Ratios:
Return on average
 assets                           1.33%                                                           1.33%
Return on average
 equity                          14.03                                                           14.03
Net interest margin               4.77                                                            4.77
Efficiency ratio                 63.09                                                           63.09

                                                     2005
                          ------------------------------------------------------------        Year-
                               Q1              Q2              Q3              Q4            To-Date
                          ------------    ------------    ------------    ------------    ------------
Income Statement Data:
Net interest income       $     31,706    $     32,941    $     33,028    $     33,776    $    131,451
Provision for loan
 losses                            792           1,302             873           1,640           4,607
Securities transactions            ---              81               1             114             196
Total noninterest
 income                         12,348          13,764          14,886          13,285          54,284
Salaries and employee
 benefits                       16,277          15,904          16,757          15,606          64,544
Total noninterest
 expense                        26,978          28,441          33,251          28,495         117,165
Net income                      10,887          11,198           9,216          11,534          42,835
Per Common Share Data:
Net income-basic                  0.69            0.72            0.59            0.74            2.74
Net income-diluted                0.68            0.70            0.58            0.72            2.68
Cash dividends declared           0.14            0.14            0.16            0.16            0.60
Common shares
 outstanding                15,576,497      15,603,294      15,630,270      15,637,030      15,637,030
Average common
 shares
 outstanding -
   Basic                    15,657,832      15,592,088      15,617,426      15,634,384      15,621,264
   Diluted                  16,019,242      15,961,110      16,011,786      16,010,554      15,996,218
Performance Ratios:
Return on average
 assets                           1.44%           1.48%           1.19%           1.45%           1.39%
Return on average
 equity                          15.70           15.98           12.46           15.34           14.80
Net interest margin               4.67            4.81            4.79            4.77            4.76
Efficiency ratio                 61.24           60.89           69.40           60.55           63.08

                              BancFirst Corporation
                        Summary Financial Information
          (Dollars in thousands, except per share data - Unaudited)

                                                        2006
                              ---------------------------------------------------------
                                   Q1             Q2             Q3           Q4
                              ------------   ------------   ------------   ------------
Balance Sheet Data:
Total assets                  $  3,357,717
Total loans                      2,306,317
Allowance for loan
 losses                            (27,789)
Securities                         428,222
Deposits                         2,934,980
Stockholders' equity               310,698
Book value per common
 share                               19.81
Tangible book value per
 common share                        17.35
Balance Sheet Ratios:
Average loans to deposits            80.39%
Average earning assets
 to total assets                     89.55
Average stockholders'
 equity to average assets             9.50
Asset Quality Data:
Past due loans                $      1,204
Nonaccrual loans                     8,238
Restructured loans                     720
Total nonperforming and
 restructured loans                 10,162
Other real estate owned
 and repossessed assets              2,075
Total nonperforming and
 restructured assets                12,237
Nonperforming and
 restructured loans to
 total loans                          0.40%
Nonperforming and
 restructured assets to
 total assets                         0.36
Allowance to total loans              1.20
Allowance to nonperforming
 and restructured loans             303.31
Net charge-offs to
 average loans                        0.07

                                                         2005
                              ---------------------------------------------------------
                                   Q1             Q2             Q3             Q4
                              ------------   ------------   ------------   ------------
Balance Sheet Data:
Total assets                  $  3,068,215   $  3,061,822   $  3,077,497   $  3,223,030
Total loans                      2,147,543      2,222,834      2,267,082      2,317,426
Allowance for
 loan losses                       (26,256)       (27,148)       (26,866)       (27,517)
Securities                         531,331        523,025        484,837        456,222
Deposits                         2,674,914      2,638,373      2,680,351      2,804,519
Stockholders' equity               277,629        289,218        294,232        302,349
Book value per
 common share                        17.83          18.54          18.83          19.34
Tangible book value
 per common share                    15.51          16.24          16.55          16.87
Balance Sheet Ratios:
Average loans to
 deposits                            79.21%         80.52%         84.72%         83.91%
Average earning assets
 to total assets                     90.62          90.40          89.98          89.94
Average stockholders'
 equity to average assets             9.17           9.21           9.57           9.47
Asset Quality Data:
Past due loans                $      1,691   $      1,789   $      2,339   $      1,455
Nonaccrual loans                     8,863          8,425          7,101          7,344
Restructured loans                     544            792            736            581
Total nonperforming and
 restructured loans                 11,098         11,006         10,176          9,380
Other real estate owned
 and repossessed assets              2,150          1,433          2,692          2,262
Total nonperforming and
 restructured assets                13,248         12,439         12,868         11,642
Nonperforming and
 restructured loans
 to total loans                       0.52%          0.50%          0.45%          0.40%
Nonperforming and
 restructured assets
 to total assets                      0.43           0.41           0.42           0.36
Allowance to total loans              1.22           1.22           1.19           1.19
Allowance to nonperforming
 and restructured loans             236.59         246.67         264.01         293.36
Net charge-offs to
 average loans                        0.05           0.06           0.21           0.11

                              BancFirst Corporation
                       Consolidated Average Balance Sheets
                          And Interest Margin Analysis
                            Taxable Equivalent Basis
                       (Dollars in thousands - Unaudited)

                                              Three Months Ended
                                                March 31, 2006
                                ------------------------------------------
                                                 Interest       Average
                                  Average         Income/        Yield/
                                  Balance         Expense        Rate
                                ------------   ------------   ------------
ASSETS
Earning assets:
    Loans                       $  2,312,905   $     42,247           7.41%

  Securities - taxable               405,477          4,530           4.53
  Securities - tax exempt             40,479            609           6.10
  Federal funds sold                 206,665          2,224           4.36
    Total earning assets           2,965,526         49,610           6.78

Nonearning assets:
  Cash and due from banks            175,536
  Interest receivable and
   other assets                      198,152
  Allowance for loan losses          (27,576)
    Total nonearning assets          346,112
    Total assets                $  3,311,638

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
  Transaction deposits          $    441,381   $        780           0.72%
  Savings deposits                   842,582          6,129           2.95
  Time deposits                      722,660          6,188           3.47
  Short-term borrowings               40,410            430           4.32
  Long-term borrowings                 3,668             55           6.08
  Junior subordinated
   debentures                         51,804          1,103           8.64
    Total interest-bearing
     liabilities                   2,102,505         14,685           2.83

Interest-free funds:
  Noninterest bearing
   deposits                          870,417
  Interest payable and
   other liabilities                  24,094
  Stockholders' equity               314,622
    Total interest
     free-funds                    1,209,133
    Total liabilities
     and stockholders'
     equity                     $  3,311,638
Net interest income                            $     34,925
Net interest spread                                                   3.95%
Net interest margin                                                   4.77%

SOURCE  BancFirst
    -0-                             04/27/2006
    /CONTACT: Joe T. Shockley, Chief Financial Officer, +1-405-270-1003, or David Rainbolt, Chief Executive Officer, +1-405-270-1002, both of BancFirst Corporation/
    /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20040818/BANFLOGO
              PRN Photo Desk,photodesk@prnewswire.com/